BGSF, Inc. Reports Second Quarter 2026 Financial Results

DALLAS, Texas – (August 5, 2026) – BGSF, Inc. (NYSE: BGSF), a leading provider of workforce solutions for the specialized Property Management industry, today reported financial results for the second fiscal quarter ended June 28, 2026.

Q2 2026 Highlights from Continuing Operations

•Revenues were $22.3 million for Q2, compared to $23.5 million from prior year quarter, driven by lower billable hours in the current year compared to prior year.
•Gross profit was $7.9 million for Q2, compared to $8.4 million in prior year quarter, which is in line with revenues.
•Net loss was $0.8 million, or $0.08 per diluted share for Q2, compared to a net loss of $4.5 million, or $0.41 per diluted share in the prior year quarter. The decrease is primarily driven by a reduction in selling, general, and administrative expenses.
•Adjusted EBITDA1 loss was $0.3 million (1% of revenues) in Q2, compared to loss of $1.2 million (5% of revenues) in the prior year quarter.
•Adjusted EPS1 loss was $0.02 for Q2, compared with Adjusted EPS1 loss of $0.10 in the prior year quarter.

SUMMARY OF FINANCIAL RESULTS FROM CONTINUING OPERATIONS
(dollars in thousands, except per share) (unaudited)

	For the Thirteen Week Periods Ended
	June 28, 2026	June 29, 2025
Revenues	$22,313	$23,506
Gross profit	$7,918	$8,410
Gross profit percentage	35.5%	35.8%
Operating loss	$(1,190)	$(3,976)
Net loss	$(834)	$(4,489)
Net loss per diluted share	$(0.08)	$(0.41)
Non-GAAP Financial Measures:
Adjusted EBITDA[1]	$(298)	$(1,153)
Adjusted EBITDA Margin (% of revenue)[1]	(1)%	(5)%
Adjusted EPS[1]	$(0.02)	$(0.10)
1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures as defined and reconciled below.

Co-Chief Executive Officer and Chief Financial Officer, Keith Schroeder, said, “The second quarter of 2026 was our first reporting period following the conclusion of the Transition Services Agreement (“TSA”) with INSPYR at the end of March. We took this opportunity to continue to streamline the organization by simplifying our operations in both front office and back office as well as continuing to make organizational realignments as necessary to reduce costs.

“As we head into our seasonally strongest third quarter, we look forward to realizing the benefits of all of these strategic actions, including enhanced revenue, more effective operations and lower overall support costs.”

Co-Chief Executive Officer and Property Management President, Kelly Brown, commented, “We continue to enhance and improve our many tools in order to provide superior customer service during this busy third quarter. Our usage of AI tools in screening, onboarding, and matching is continually being expanded, improved, and enhanced.

“Our PropTech services strategy continues to gain momentum and is building a solid sales funnel for the coming year.”

Conference Call
BGSF will discuss its second quarter 2026 financial results during a conference call and webcast at 9:00 a.m. ET on August 6, 2026. Interested participants may dial 1-844-481-3017 (Toll Free) or 1-412-317-1882 (International) and ask to be included in the BGSF call. A call replay will be available until August 13, 2026. To access the replay, please dial 1-855-669-9658 (Toll Free), or 1-412-317-0088 (International) and enter access code 2412265. The live webcast and archived replay are accessible from the investor relations section of the Company’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

About BGSF

BGSF provides best-in-class property management resources and solutions to growing apartment and luxury communities, as well as commercial properties, and was awarded Supplier Company of the Year by the National Apartment Association in recent years. Through its exclusive and semi-exclusive agreements with some of the largest property management companies in North America, BGSF offers differentiated advantages to clients, including trained talent and unique technological platforms that seek to maximize efficiencies in the growing residential and commercial leased property industries. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact of the use of AI-powered technologies and the timing of their availability, the impact of our strategic initiatives and cost reductions, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

CONTACT:
Steven Hooser or Sandy Martin
Three Part Advisors
ir@BGSF.com 214.872.2710 or 214.616.2207

Source: BGSF, Inc.

UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 28, 2026	December 28, 2025
ASSETS
Current assets
Cash and cash equivalents	$9,718	$19,018
Short-term investments	8,509	—
Accounts receivable (net of allowance for credit losses of $1,078 and $1,156, respectively)	11,944	11,898
Escrow receivable	1,450	4,950
Prepaid expenses	1,267	1,126
Other current assets	1,100	1,458
Total current assets	33,988	38,450

Property and equipment, net	259	244

Other assets
Deposits	1,915	1,938
Software as a service, net	2,721	3,002
Deferred income taxes, net	9,807	9,496
Right-of-use asset - operating leases, net	454	630
Intangible assets, net	2,715	3,003
Goodwill	1,074	1,074
Total other assets	18,686	19,143
Total assets	$52,933	$57,837
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$258	$503
Accrued payroll and expenses	4,715	4,441
Transition services payable	1,010	3,064
Income taxes payable	3	76
Note payable	102	449
Severance payable, current portion	288	392
Lease liabilities, current portion	274	409
Total current liabilities	6,650	9,334

Severance payable, less current portion	—	100
Lease liabilities, less current portion	232	298
Total liabilities	6,882	9,732

Commitments and contingencies

Preferred stock, $0.01 par value per share, 500,000 shares authorized, -0- shares issued and outstanding	—	—
Common stock, $0.01 par value per share; 19,500,000 shares authorized 11,262,422 and 11,227,197 shares issued, respectively, and 10,680,174 and 10,872,067 outstanding, respectively	113	112
Additional paid in capital	71,861	71,445
Accumulated deficit	(23,179)	(21,874)
Treasury stock of 582,248 and 355,130 shares, respectively	(2,744)	(1,578)
Total stockholders’ equity	46,051	48,105
Total liabilities and stockholders’ equity	$52,933	$57,837

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and dividend amounts)

For the Thirteen and Twenty-six Week Periods Ended June 28, 2026 and June 29, 2025

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	2026	2025	2026	2025
Revenues	$22,313	$23,506	$43,194	$44,389
Cost of services	14,395	15,096	27,866	28,419
Gross profit	7,918	8,410	15,328	15,970
Selling, general, and administrative expenses	8,928	12,577	17,733	21,580
Gain on contingent consideration	—	(450)	—	(450)
Depreciation and amortization	180	259	338	588
Operating loss	(1,190)	(3,976)	(2,743)	(5,748)
Interest income (expense), net	238	(1,877)	234	(3,023)
Loss before income taxes from continuing operations	(952)	(5,853)	(2,509)	(8,771)
Income tax benefit from continuing operations	118	1,364	286	1,953
Loss from continuing operations	(834)	(4,489)	(2,223)	(6,818)
Income from discontinued operations:
Income	—	908	—	3,019
Gain on sale	—	—	918	—
Income tax expense	—	(155)	—	(659)
Net loss	$(834)	$(3,736)	$(1,305)	$(4,458)

Net (loss) income per share - basic and diluted:
Net loss from continuing operations	$(0.08)	$(0.41)	$(0.21)	$(0.62)
Net income from discontinued operations:
Income	—	0.08	—	0.27
Gain on sale	—	—	0.09	—
Income tax expense	—	(0.01)	—	(0.06)
Net loss per share - basic and diluted	$(0.08)	$(0.34)	$(0.12)	$(0.41)

Weighted-average shares outstanding:
Basic and diluted	10,586	11,019	10,614	10,986

PROPERTY MANAGEMENT SEGMENT
(dollars in thousands) (unaudited)

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 28, 2026	June 29, 2025	June 28, 2026	June 29, 2025
Contract field talent	$21,487	$23,000	$41,682	$43,279
Contingent placements	826	506	1,512	1,110
Revenue	22,313	23,506	43,194	44,389
Compensation and related	14,354	15,058	27,786	28,344
Other	41	38	80	75
Gross profit	7,918	8,410	15,328	15,970
Selling:
Compensation	4,167	4,195	8,600	8,121
Advertising, occupancy, and travel	500	447	935	825
Software, insurance, and professional fees	539	296	951	669
Other	279	1,806	516	2,176
Contributions to overhead	2,433	1,666	4,326	4,179
General and administrative:
Compensation	1,463	2,184	3,033	4,245
Software	633	828	1,211	1,525
Professional fees	486	569	985	1,111
Strategic alternatives review	385	1,613	868	1,634
Other	476	639	634	1,274
Gain on contingent consideration	—	(450)	—	(450)
Depreciation and amortization	180	259	338	588
Operating loss	(1,190)	(3,976)	(2,743)	(5,748)
Interest income (expense), net	238	(1,877)	234	(3,023)
Income tax benefit from continuing operations	118	1,364	286	1,953
Loss from continuing operations	$(834)	$(4,489)	$(2,223)	$(6,818)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

For the Twenty-six Week Periods Ended June 28, 2026 and June 29, 2025

	2026	2025
Cash flows from operating activities
Net loss	$(1,305)	$(4,458)
Net income from discontinued operations	(918)	(2,360)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	50	58
Amortization	288	530
Software as a service	281	425
Loss on disposal of property and equipment	—	6
Contingent consideration adjustment	—	(450)
Amortization of debt issuance costs	—	598
Interest expense on note payable	—	93
Provision for credit losses	214	1,656
Share-based compensation	417	305
Deferred income taxes	(311)	(1,378)
Other non-cash items	(29)	—
Net changes in operating assets and liabilities:
Accounts receivable	(259)	1,851
Escrow receivable	3,500	—
Prepaid expenses	(142)	(87)
Other current assets	345	(393)
Deposits	23	8
Transition services payable	(2,054)	—
Accounts payable	(245)	1,288
Accrued payroll and expenses	274	3,263
Accrued interest	—	287
Income taxes receivable	(61)	(384)
Severance payable	(205)	—
Operating leases	(23)	(33)
Other long-term liabilities	—	2,137
Net cash (used in) provided by continuing operating activities	(160)	2,962
Net cash provided by discontinued operating activities	—	253
Net cash (used in) provided by operating activities	(160)	3,215
Cash flows from investing activities
Proceeds from business sold	918	—
Purchases of short-term investments	(17,377)	—
Proceeds from sale of short-term investments	8,897	—
Capital expenditures	(65)	(13)
Net cash used in continuing investing activities	(7,627)	(13)
Net cash used in discontinued investing activities	—	(63)
Net cash used in investing activities	(7,627)	(76)

Cash flows from financing activities
Net borrowings under line of credit	—	1,604
Principal payments on long-term debt	—	(1,913)
Issuance of ESPP shares	—	134
Note payable paid	(347)	—
Repurchase of common stock	(1,166)	—
Payments of debt issuance costs	—	(29)
Net cash used in financing activities	(1,513)	(204)
Net change in cash and cash equivalents	(9,300)	2,935
Less: net change in cash and cash equivalents, discontinued operations	—	190
Cash and cash equivalents, beginning of period	19,018	32
Cash and cash equivalents, end of period, continuing operations	$9,718	$2,777
Supplemental cash flow information:
Cash paid for interest	$50	$2,048
Cash paid for state taxes, net of refunds	$81	$354

NON-GAAP FINANCIAL MEASURES

The financial results of BGSF, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission. To help the readers understand our financial performance, we supplement our GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone.

We define “Adjusted EBITDA" as earnings before interest (income) expense, income taxes, depreciation and amortization expense, costs associated with the evaluation of potential strategic alternatives (“strategic alternatives review”), software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance.

We define “Adjusted EPS” as diluted earnings per share eliminating interest (income) expense, depreciation, and amortization expense, the strategic alternatives review, software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect.

Reconciliation of Net Loss to Adjusted EBITDA
(dollars in thousands)

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 28, 2026	June 29, 2025	June 28, 2026	June 29, 2025
Loss from continuing operations	$(834)	$(4,489)	$(2,223)	$(6,818)
Income tax benefit	(118)	(1,364)	(286)	(1,953)
Interest (income) expense, net	(238)	1,877	(234)	3,023
Operating loss	(1,190)	(3,976)	(2,743)	(5,748)
Depreciation and amortization	180	259	338	588
Gain on contingent consideration	—	(450)	—	(450)
Share-based compensation	187	137	417	305
Strategic alternatives review	385	1,613	868	1,634
Software as a service[1]	140	284	281	425
Aged receivable adjustment	—	980	—	1,070
Adjusted EBITDA from continuing operations	(298)	(1,153)	(839)	(2,176)
Adjusted EBITDA Margin (% of revenue)	(1)%	(5)%	(2)%	(5)%
Gain on sale	—	—	918	—
Income from discontinued operations	—	753	918	2,360
Adjustments to discontinued operations[2]	—	1,506	—	3,370
Adjusted EBITDA from discontinued operations	—	2,259	918	5,730
Adjusted EBITDA, net	$(298)	$1,106	$79	$3,554
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.
2 Adjusted EBITDA from discontinued operations for the thirteen and twenty-six weeks ended June 29, 2025 includes $1.3 million and $2.7 million of depreciation and amortization, respectively, and $0.2 million and $0.7 million of income tax expense, respectively.

Reconciliation of Net Loss EPS to Adjusted EPS

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 28, 2026	June 29, 2025	June 28, 2026	June 29, 2025
Loss from continuing operations per diluted share	$(0.08)	$(0.41)	$(0.21)	$(0.62)
Income tax benefit	(0.01)	(0.12)	(0.03)	(0.18)
Interest (income) expense, net	(0.02)	0.17	(0.02)	0.28
Operating loss	(0.11)	(0.36)	(0.26)	(0.52)
Depreciation and amortization	0.02	0.02	0.03	0.05
Gain on contingent consideration	—	(0.04)	—	(0.04)
Share-based compensation	0.02	0.01	0.04	0.03
Strategic alternatives review	0.04	0.15	0.08	0.15
Software as a service[1]	0.01	0.03	0.03	0.04
Aged receivable adjustment	—	0.09	—	0.10
Adjusted EPS from continuing operations	(0.02)	(0.10)	(0.08)	(0.19)
Adjusted EPS from discontinued operations	—	0.21	0.09	0.54
Adjusted EPS	$(0.02)	$0.11	$0.01	$0.35
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.